Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, James C. Reddinger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Stabilis Solutions, Inc. on Form 10-Q for the quarter ended June 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Stabilis Solutions, Inc.

Date:	August 5, 2021

By:	/s/ James C. Reddinger
James C. Reddinger Principal Executive Officer
I, Andrew L. Puhala, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Stabilis Solutions, Inc. on Form 10-Q for the quarter ended June 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form l0-Q fairly presents in all material respects the financial condition and results of operations of Stabilis Solutions, Inc.

Date:	August 5, 2021

By:	/s/ Andrew L. Puhala
Andrew L. Puhala Principal Financial Officer